Exhibit 10.49

                                                                [EXECUTION COPY]

                             UNCONDITIONAL GUARANTY


         This UNCONDITIONAL GUARANTY (this "Guaranty") dated as of the 8th day of April, 1998 (the "Guaranty") is given by HAROLD N. SPURLOCK, SR. (the "Guarantor"), resident of Petersburg, Virginia, to Spurlock Adhesives, Inc., a Virginia corporation (the "Corporation").

         WHEREAS, the Corporation, Spurlock Industries, Inc., a Virginia corporation ("Spurlock Industries"), Spurlock Family Limited Partnership (the "Partnership"), H. Norman Spurlock, Jr. and the Guarantor have entered into a certain Settlement Agreement dated April 8, 1998 (the "Settlement Agreement") regarding the settlement of certain claims of the Corporation and Spurlock Industries against H. Norman Spurlock , Jr.; and

         WHEREAS, the Corporation is unwilling to enter into and perform the Settlement Agreement unless it receives a guaranty from the Guarantor, who is a limited partner of the Partnership and the parent of H. Norman Spurlock, Jr., with respect to the Liabilities, as hereinafter defined, of H. Norman Spurlock, Jr. to the Corporation.

                                   AGREEMENT:

         NOW THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties covenant and agree as follows:

         Section 1.     Definitions and Interpretation.

                        (a) Unless the context indicates otherwise, words used in this Guaranty in the singular number will be deemed to include words in the plural number, and vice versa, and words in one gender will be deemed to include words in the other genders.

                        (b) The section headings are for convenience only and neither limit nor amplify the provisions of this Guaranty.

                        (c) The term "Note" as used shall refer to that certain Promissory Note dated April 8, 1998 made by the Partnership payable to the Corporation in the original face amount of $375,000.00.

                        (d) The term "Pledge and Security Agreement" shall refer to that certain Pledge and Security Agreement dated April 8, 1998 by and between the Partnership and the Corporation.

                        (e)     The   term   "Debtor"   shall   refer   to   the
Partnership.

                        (f) The term "Bankruptcy Code" shall refer to Title 11 of the United States Code.

         Section 2. Guaranty. The Guarantor hereby unconditionally guarantees to the Corporation, without offset or deduction, the full and prompt payment of (a) the obligations evidenced by the Note, and all renewals, extensions, modifications and substitutions therefor, and (b) the reimbursement to the Corporation for any and all costs, expenses and reasonable attorney's fees incurred in connection with either the collection of the Note or the protection of the Corporation's security, rights or remedies with respect to the Note or this Guaranty. The foregoing listed in (a) and (b) shall be herein referred to as the "Liabilities."

         Section 3. Guaranty Unconditional. The duties and obligations of the Guarantor hereunder will be absolute, continuing and unconditional. Without limiting the generality of the foregoing, this Guaranty will not be released, discharged or otherwise affected by:

                        (a) any extension, renewal, compromise, settlement, waiver or release of any of the Liabilities of any other maker, endorser or guarantor (each of the foregoing sometimes herein referred to as a "Party") under any instrument or document evidencing, guaranteeing or securing any of the Liabilities including without limitation the Note, the Pledge and Security Agreement, this Guaranty and the Settlement Agreement (collectively, the "Settlement Documents");

                        (b) any amendment, modification or supplement to the Note, the Pledge and Security Agreement, the Settlement Agreement or any other Settlement Document;

                        (c) any failure to perfect a lien granted by any of the Settlement Documents with respect to any of the Pledged Collateral (as defined in the Pledge and Security Agreement), the release of any such lien or the substitution or exchange of any security for any of the Liabilities;

                        (d)     any  change  in  the  structure,   existence  or
ownership of the Debtor or the filing or entry of a final order in any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Debtor or its assets or releasing any Party from any of its obligations under any of the Settlement Documents;

                        (e) the existence of any claim, set-off or other right that the Guarantor may have at any time against the Debtor, the Corporation or any Party, whether arising from the execution of any of the Settlement Documents or otherwise, provided that nothing contained herein will prevent the assertion of such a claim in a separate suit;

                        (f) the unenforceability, for any reason, of any of the duties or obligations of any Party under any of the Settlement Documents;

                        (g) the Corporation selling, exchanging, releasing, surrendering, realizing upon or otherwise dealing with or in any manner and in any order any collateral or security at any time held by or available to the Corporation for any Liability, or for the obligation of the Guarantor, or for the obligation of any person secondarily or otherwise liable for any of the Liabilities;

                        (h) the failure of the Corporation: (i) to file or enforce a claim against any other Party (or its estate in a bankruptcy or other proceeding); (ii) to give notice of the creation or incurring by any Party of any new or additional indebtedness or obligation with respect to a Liability or under the Settlement Documents; (iii) to commence any action against any Party;
(iv) to  disclose to the



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

Guarantor any facts that the Corporation may now or hereafter know with regard to the Debtor; or (v) to proceed with due diligence to collect any amount due to it under any of the Settlement Documents or to realize upon any collateral for a Liability; or

                        (i) any other act, failure to act or delay of any kind by the Debtor, any Party or the Corporation that might, but for the provisions of this Section 3, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

         Section 4. Discharge; Reinstatement in Certain Circumstances. This Guaranty will remain in full force and effect until the principal and interest of the Note and all of the other Liabilities have been paid or performed in full and until a period of one (1) year, beginning with the date of the last payment made by or on behalf of the Debtor, has elapsed during which no petition in bankruptcy has been filed by or against the Debtor or any other Party. If at any time any payment or performance by the Debtor under any of the Settlement Documents is rescinded or is required to be restored or returned because of insolvency, bankruptcy, reorganization or otherwise, the Guarantor's obligations hereunder with respect to such payment or performance will be reinstated as though such payment had been due or performance required, but not paid or performed at the time of such rescission or requirement. The Guarantor agrees that payment or performance of any of the Liabilities or other acts that toll any statute of limitations applicable to the Liabilities will also toll the statute of limitations applicable to the Guarantor's liability hereunder.

         Section 5. Subrogation. The Guarantor shall not exercise any right of subrogation in and to the Liabilities or to all or any part of Corporation's interest therein, until the Liabilities have been paid in full.

         Section 6. Subordination. The Guarantor hereby subordinates all indebtedness of the Debtor owing to the Guarantor, whether now existing or hereafter arising, to the full and prompt payment and performance, as and when due, of all of the Liabilities, together with all interest thereon and all costs,  expenses and reasonable  attorneys'  fees in connection  therewith.  Any amount  received  by  the  Guarantor  as  payment  on or  with  respect  to  the subordinated indebtedness subsequent to any default in the payment or performance of the Liabilities will be retained and held in trust by the Guarantor solely for the benefit of the Corporation.

         Section 7. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Debtor pursuant to the Settlement Documents is stayed upon insolvency or bankruptcy, such amount and all other amounts subject to acceleration under the terms of the Settlement Documents will, nevertheless, be due and payable by the Guarantor on demand by the Corporation.

         Section 8. Rights of Corporation Not Impaired. No lawful act or omission of any kind or at any time by the Corporation in respect of any matter whatsoever will in any way affect or impair the rights of the Corporation to enforce any right, power or benefit of the Corporation under this Guaranty, and no set-off, claim, diminution of any obligation, or defense of any kind or nature that the Guarantor has or may have against the Corporation will be available against the Corporation in any suit or action brought by the Corporation to enforce any of its rights under this Guaranty. Nothing in this Guaranty will be construed as a waiver by the Guarantor of any rights or claims he may have against the Corporation under this Guaranty or otherwise, but any recovery upon such rights and claims will be had from the Corporation separately, it being the intent of this Guaranty that the Guarantor shall be


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

obligated,   unconditionally  and  absolutely,  to  perform  fully  all  of  his obligations hereunder for the benefit of the Corporation.

         Section 9. Debtor's Affairs. The Guarantor represents to the Corporation that the Guarantor has knowledge of the Debtor's financial condition and affairs and agrees that the Guarantor will keep himself informed of the Debtor's financial condition and affairs so long as this Guaranty is in force. The Guarantor further agrees that the Corporation will have no obligation to investigate the Debtor's financial condition or affairs for the benefit of the Guarantor or to advise the Guarantor of any fact respecting, or any change in, the Debtor's financial condition or affairs that might come to the knowledge of the Corporation at any time, whether or not the Corporation knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor or might (or does) materially increase the risk of the Guarantor hereunder.

         Section 10.    Representations  of  Guarantor.   The  Guarantor  hereby
represents and warrants the following to the Corporation:

                        (a) The Guarantor is fully capable and empowered (being under no legal restriction, limitation or disability) to enter into, execute and deliver this Guaranty and to perform his obligations hereunder.

                        (b) He has duly executed and delivered this Guaranty for valuable legal consideration, and this Guaranty constitutes the valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as such enforceability may be affected by bankruptcy and other insolvency laws and general principles of equity.

                        (c) Other than a certain lawsuit in the United States District Court for the District of Colorado, Civil Action No. 97-D-2214, styled Lee Rasmussen, Minority Shareholder of Record, et al. v. Spurlock Industries, Inc., et al., there are no pending or, to the best of the Guarantor's knowledge, threatened actions, suits, proceedings or investigations of a legal, equitable, regulatory, administrative or legislative nature that, if adversely determined, might have a material adverse effect on his business, assets, condition (financial or otherwise) or prospects or his ability to perform the Guarantor's obligations under this Guaranty.

                        (d) To the best of his knowledge, after due inquiry, no event that would constitute an Event of Default has occurred or is continuing.

         Section 11. Financial Statements. The Guarantor will furnish to the Corporation, upon request by the Corporation, within 120 days after the end of each calendar year, a statement of the Guarantor's financial condition, as of the end of such calendar year, in such detail as the Corporation may reasonably request.

         Section 12. Corporation's Right of Set-Off. Upon the occurrence of any Event of Default, the Corporation is hereby irrevocably authorized, at any time and from time to time without notice to the Guarantor, any such notice being expressly waived, to set-off, appropriate and apply any amount, including any account, rebate, holdback or claim, whether or not matured, owing by the Corporation to or for the account of the Guarantor, or any part thereof, against the obligations of the Guarantor to the Corporation hereunder. The rights of the Corporation under this Section 12 are in



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

addition to any other rights and remedies that the Corporation may have.

         Section 13. Venue. The Guarantor agrees that any suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the Circuit Court of the City of Richmond, Virginia, or in the United States District Court for the Eastern District of Virginia, Richmond Division (to the extent that such court has jurisdiction), at the option of the Corporation, and the Guarantor hereby waives any objection that he may have to such venue and irrevocably submits to the jurisdiction of either of such courts in any such suit, action or proceeding. Nothing herein will affect the right of the Corporation to proceed against the Guarantor in any other jurisdiction.

         Section 14. Subsequent/Prior Guaranty. A subsequent guaranty by the Guarantor will not be deemed to be in lieu of or to supersede or terminate this Guaranty, but will be construed as an additional or supplemental guaranty unless otherwise expressly provided therein; and in the event that the Guarantor has given the Corporation a previous guaranty or guaranties, this Guaranty will be construed to be an additional or supplemental guaranty, and not in lieu thereof or to terminate such previous guaranty or guaranties, unless expressly so provided herein or therein.

         Section 15. Events of Default. Any one or more of the following events shall constitute a default ("Event of Default") under this Guaranty:

                        (a) False Statement: If any certificate, representation, warranty, statement or other writing made herein or heretofore, now or hereafter furnished to the Corporation by or on behalf of the Guarantor in connection with the Settlement Documents is discovered to have been incorrect, incomplete or misleading in any material respect on or as of the date made or deemed made;

                        (b) Termination of Liability: If the Guarantor seeks to terminate the Guarantor's liability under this Guaranty; or

                        (c) Default by Debtor: Default by the Debtor under the Note or the Pledge and Security Agreement or a breach by the Partnership of the Settlement Agreement.

         Section 16. Remedies. Whenever any Event of Default shall have happened and be continuing, the Corporation or other holder of any of the Liabilities (a) may declare the entire unpaid principal of and interest on the Liabilities to be immediately due and payable, (b) may take whatever action under the Settlement Documents, at law or in equity, as may appear necessary or desirable to collect payments then due or thereafter to become due hereunder or to enforce observance or performance of any covenant, condition or agreement of the Guarantor under this Guaranty, or (c) may, immediately and without further action by the Corporation, set-off against any obligation of the Guarantor to the Corporation hereunder, all money owed by the Corporation in any capacity to the Guarantor and to apply the same against the Liabilities.

         Section 17. Successors and Assigns. This Guaranty will inure to the benefit of and be binding on the parties and their respective heirs, personal representatives, successors and assigns.

         Section 18. Severability. If any provision of this Guaranty or the application thereof in any circumstance is held to be unenforceable, the remainder of this Guaranty will not be affected thereby and will remain enforceable.


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         Section 19.    Applicable  Law.  This Guaranty will be governed by, and
construed in accordance with, the laws of the Commonwealth of Virginia.

         Section 20. Notices, Demands and Requests. All notices, demands, requests and other communications required or permitted hereunder must be in writing and will be deemed to have been given when delivered in person or received by certified mail, postage prepaid, return receipt requested, (i) to the Guarantor, at his address set forth below opposite his signature, and (ii) to the Corporation, at its address set forth in the Note, or to such other persons or addresses as the party entitled to notice has specified in writing to the other parties from time to time.

         Section 21. Waiver. The Guarantor hereby waives, to the extent permitted by law, (i) the benefits of Sections 49-25 and 49-26 of the Code of Virginia (1950), as amended, and any amendments thereto or any similar statutes or rules of law, (ii) the benefit of any homestead or similar exemption, state or federal, with respect to his obligations hereunder, (iii) notice of any of the matters referred to in Section 3 of this Guaranty, (iv) notice of acceptance of this Guaranty, (v) presentment and demand for payment of any of the Liabilities, (vi) protest and notice of dishonor or nonpayment of any Liability, and (vii) any demand (except as expressly specified herein), proof or notice of nonpayment, or failure to pay or perform any of the Liabilities.

         Section 22.    Amendments.   This   Guaranty   may  only  be   amended,
supplemented or terminated in writing, signed by all of the parties.

         Section 23. Entire Agreement. This Guaranty expresses the entire understanding, and all agreements, between the parties with respect to the subject matter hereof.

         Section 24. Appointment of Secretary of the Commonwealth. If the Corporation is unable to obtain prompt legal service upon the Guarantor at the address shown for the Guarantor herein, the Guarantor hereby appoints the Secretary of the Commonwealth of Virginia as his agent for the acceptance of substituted service of process upon the Guarantor. It is understood and agreed that the Guarantor hereby submits to the in personam jurisdiction of any duly constituted Court of the Commonwealth of Virginia (upon compliance with the procedural laws and rules of the Commonwealth of Virginia) wherein any action may be brought by the holder of any Obligation.

         Section 25. Notice. YOU ARE GUARANTEEING THE OBLIGATIONS DESCRIBED IN THIS GUARANTY. IF FOR ANY REASON THE DEBTOR DOES NOT PAY OR PERFORM THE DEBTOR'S OBLIGATIONS, YOU WILL HAVE TO PAY OR PERFORM THE DEBTOR'S OBLIGATIONS AT YOUR EXPENSE. UPON DEFAULT, THE CORPORATION CAN COLLECT ALL OF THE OBLIGATIONS FROM YOU WITHOUT FIRST ATTEMPTING TO COLLECT FROM THE DEBTOR. BY SIGNING THIS GUARANTY, YOU AGREE THAT YOU HAVE RECEIVED COPIES OF AND HAVE HAD AN OPPORTUNITY TO REVIEW ALL OF THE DOCUMENTS REFERRED TO IN THIS GUARANTY AND THE DOCUMENTS DESCRIBED THEREIN WITH YOUR COUNSEL AND UNDERSTAND THE NATURE, EXTENT, AND LEGAL AND PRACTICAL CONSEQUENCES OF YOUR LIABILITY UNDER THIS GUARANTY.


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         WITNESS the following signature.



                                        /s/ Harold N. Spurlock, Sr.
                                        ----------------------------------------
                                        Harold N. Spurlock, Sr.

                                        Address: 1616 Blair Road
                                                 Petersburg, Virginia 23805




COMMONWEALTH OF VIRGINIA       )
                               ) to-wit:
CITY/COUNTY OF RICHMOND        )

         The foregoing instrument was acknowledged before me this 10th day of April, 1998, by Harold N. Spurlock, Sr.

         My commission expires: 01/31/2000
                                ----------


                                                /s/
                                                --------------------------------
                                                Notary Public



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